UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSR/A

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09191

Name of Fund:  BlackRock MuniHoldings Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock MuniHoldings
Insured Fund II, Inc.


ANNUAL REPORT    SEPTEMBER 30, 2006


(As Restated)


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


BlackRock MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniHoldings Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock MuniHoldings Insured Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!



BlackRock MuniHoldings Insured Fund II, Inc.


The financial statements and financial highlights in this report have been restated as described in Note 6 to the financial statements. Other information in this report affected by the restatement has been revised.



Portfolio Information as of September 30, 2006 (As Restated. See Note 6)


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           91.4%
AA/Aa                                              3.9
A/A                                                1.1
BBB/Baa                                            2.7
Other*                                             0.9

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



Proxy Results


During the six-month period ended September 30, 2006, BlackRock MuniHoldings Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposals. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.             21,080,862              327,514
                                             Kenneth A. Froot                21,078,526              329,850
                                             Joe Grills                      21,079,505              328,871
                                             Herbert I. London               21,079,177              329,199
                                             Roberta Cooper Ramo             21,071,719              336,657


During the six-month period ended September 30, 2006, BlackRock MuniHoldings
Insured Fund II, Inc.'s Preferred Stock shareholders (Series A-C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Directors:   Robert C. Doll, Jr.               7,945                    1
                                             James H. Bodurtha                 7,945                    1
                                             Kenneth A. Froot                  7,945                    1
                                             Joe Grills                        7,945                    1
                                             Herbert I. London                 7,945                    1
                                             Roberta Cooper Ramo               7,944                    2
                                             Robert S. Salomon, Jr.            7,945                    1


During the six-month period ended September 30, 2006, BlackRock MuniHoldings
Insured Fund II, Inc.'s Common Stock and Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:



                                                                                  Shares Voted     Shares Voted   Shares Voted
                                                                                      For            Against        Abstain
To approve a new investment advisory agreement with BlackRock Advisors, Inc.       11,401,289        332,235        654,094

To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.        11,384,474        341,882        661,262



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder


It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


  Data, including assets under management, are as of June 30, 2006.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund provided a competitive total return and above-average yield relative to its Lipper peers, as we continued our efforts to enhance the level of income provided to shareholders while protecting the Fund's underlying value.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose throughout most of the past year before moving lower in August and September as bond prices, which move opposite of yields, increased. The recent improvement in bond prices came in response to the Federal Reserve Board's (the Fed) decision to refrain from raising the federal funds rate at its August 8 meeting. This left the short-term interest rate target at 5.25%. After 17 consecutive interest rate hikes since June 2004, moderating U.S. economic growth and declining inflationary expectations were cited as reasons for the Fed pause. Earlier in the reporting period, bond yields rose steadily (and prices declined) as investors focused on solid economic growth and rising commodity prices, which reignited fears of inflation. More recently, declines in oil prices, and particularly in gasoline prices, served to ease these earlier concerns and help boost bond prices.

Overall, 30-year U.S. Treasury bond yields rose 20 basis points (.20%) during the 12-month period to 4.77%, while 10-year U.S. Treasury note yields increased 30 basis points to 4.64%. On balance, the yield curve continued to flatten during the year, leading to significant underperformance in the intermediate maturity range. Meanwhile, the tax-exempt market's strong technical position provided significant price support, allowing municipal yields to decline during the past year. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell to 4.17%, while yields on AAA-rated issues maturing in 10 years declined five basis points to 3.68%.

Despite the modest decline in yields, investor demand for municipal product remained strong, evidenced by significant inflows to tax-exempt mutual funds. As reported by the Investment Company Institute, for the first eight months of 2006, municipal bond funds experienced new cash flows of over $8.25 billion, nearly a 45% increase from 2005 levels. The tax-exempt market's positive technical position has been bolstered by a decline in new bond issuance. Over the past six months, approximately $192 billion in new long-term municipal bonds was underwritten, a decline of 9.8% versus the same period a year ago. The third quarter 2006 new-issue volume of $82.3 billion represented a 20% decline from the third quarter 2005. Monthly issuance of $24 billion this September represented the slowest September volume in the past five years - and a 24% decline from September 2005. Reduced refunding activity has continued to drive the declining supply trend. For the first nine months of 2006, refundings fell more than 54% relative to the same period in 2005. Despite historically low yields, few analysts project a dramatic rebound in refunding activity for the remainder of 2006.


How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2006, the Common Stock of BlackRock MuniHoldings Insured Fund II, Inc. had net annualized yields of 5.13% and 5.60%, based on a year-end per share net asset value of $14.15 and a per share market price of $12.96, respectively, and $.726 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.19%, based on a change in per share net asset value from $14.23 to $14.15, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, essentially paced the +5.12% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's high accrual rate contributed to its competitive return, and also allowed us to provide shareholders with an above-average yield. Essentially, we maintained our holdings in five-year - 10-year prerefunded bonds, which offered higher yields than those currently available in the municipal market. Meanwhile, the effect of our yield curve strategy was somewhat muted. For most of the period, the Fund was overweight in bonds with maturities greater than 20 years. This benefited performance as the yield curve flattened and longer-term bonds outperformed short-term issues.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



However, we avoided the longest maturities (30 years and greater) given the interest rate risk associated with longer-duration products. This hindered performance somewhat as the 30-year sector outperformed the rest of the municipal market by a wide margin for the 12-month period.

For the six-month period ended September 30, 2006, the total investment return on the Fund's Common Stock was +4.23%, based on a change in per share net asset value from $13.94 to $14.15, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Throughout the year, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. The lack of new-issue supply and increased demand for municipal bonds caused spreads to narrow in all sectors of the municipal market. In light of the tight spreads, we increased our exposure to tax-exempt bonds in high demand states, such as New York and New Jersey. We believe this strategy should prove beneficial with any shift in the demand/supply imbalance.

We also started shifting the Fund's focus from the 20-year sector of the yield curve to the 10-year - 15-year area. The flattening of the curve has enabled this restructuring to be accomplished with very little yield sacrifice and, we believe, positions the Fund for favorable performance should the municipal yield curve resteepen in the future.

For the six months ended September 30, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.45% for Series A, 3.44% for Series B and 3.48% for Series C. The Fed raised short-term interest rates six times during the 12-month period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs started to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was fully invested and market neutral with respect to interest rate risk. After concentrating on the long end of the yield curve for some time, we are shifting our focus back down the curve somewhat given the possibility that the yield curve flattening trend is nearing its conclusion. Overall, we continue to emphasize competitive yield and preservation of net asset value in our management of the portfolio.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


October 2, 2006


Effective October 2, 2006, Robert Sneeden assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Sneeden has been a Director of BlackRock, Inc. since 2006. Prior to joining BlackRock,
Mr. Sneeden was a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2005 to 2006, Vice President of MLIM from 1998 to 2005 and Assistant Vice President of MLIM from 1994 to 1998.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



The Benefits and Risks of Leveraging


BlackRock MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments and, therefore, the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of September 30, 2006, the Fund's leverage amount, due to Auction Market Preferred Stock, was 39.27% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap Agreements


The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Schedule of Investments as of September 30, 2006                 (In Thousands)
(As Restated. See Note 6)


       Face
     Amount    Municipal Bonds                                         Value

Alabama--2.9%

    $ 3,580    Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 5.50% due 1/01/2022       $    3,889
      5,000    Mobile, Alabama, GO, Refunding, 5.25%
                due 8/15/2020 (a)                                         5,387

Alaska--1.3%

      2,000    Anchorage, Alaska, Water Revenue Refunding Bonds,
                6% due 9/01/2024 (a)                                      2,143
      1,700    Matanuska-Susitna Boro, Alaska, GO, Series A, 6%
                due 3/01/2010 (i)(j)                                      1,833

California--28.7%

               California State, GO:
        230       5.50% due 4/01/2014 (j)                                   259
      1,870       5.50% due 4/01/2028                                     2,060
      2,500    California State, GO, Refunding, RIB, AMT,
                Series 777X, 6.70% due 12/01/2021 (i)(m)                  2,586
      2,935    California State, Various Purpose, GO, 5.25%
                due 12/01/2022 (f)                                        3,181
               Cerritos, California, Community College District, GO
                (Election of 2004), Series A (i):
        110       5% due 8/01/2025                                          117
         85       5% due 8/01/2026                                           90
      2,405    Dixon, California, Unified School District, GO
                (Election of 2002), 5.20% due 8/01/2044 (f)               2,521
               East Side Union High School District, California,
                Santa Clara County, GO (Election of 2002),
                Series D (n):
      2,185       5% due 8/01/2020                                        2,351
      8,460       5% due 8/01/2029                                        8,917
               Los Angeles, California, Unified School District, GO:
      3,400       (Election of 1997), Series F, 5%
                  due 1/01/2028 (c)                                       3,585
     12,155       Series A, 5% due 1/01/2028 (i)                         12,816
      4,240    Modesto, California, Schools Infrastructure
                Financing Agency, Special Tax Bonds, 5.50%
                due 9/01/2036 (a)                                         4,626
      5,000    Port of Oakland, California, Revenue Refunding
                Bonds, AMT, Series L, 5.375% due 11/01/2027 (c)           5,368
      2,985    Roseville, California, Joint Union High School
                District, GO (Election of 2004), Series A, 5%
                due 8/01/2029 (c)                                         3,145
      2,130    Sacramento, California, City Financing Authority,
                Capital Improvement Revenue Bonds (911 Call
                Center and Other Municipal Projects), 5%
                due 12/01/2027 (a)                                        2,234



       Face
     Amount    Municipal Bonds                                         Value

California (concluded)

    $ 1,480    San Diego, California, Community College District,
                GO (Election of 2002), 5% due 5/01/2030 (f)          $    1,563
      1,250    San Francisco, California, City and County Airport
                Commission, International Airport, Special
                Facilities Lease Revenue Bonds (SFO Fuel
                Company LLC), AMT, Series A, 6.10% due
                1/01/2020 (f)                                             1,310
      5,075    San Francisco, California, City and County, GO
                (California Academy of Sciences Improvements),
                Series E, 5% due 6/15/2022 (i)                            5,409
      3,800    San Jose, California, GO (Libraries, Parks and Public
                Safety Projects), 5% due 9/01/2030 (i)                    3,985
      5,190    Sequoia, California, Unified High School District, GO,
                Refunding, Series B, 5.50% due 7/01/2035 (f)              5,782
               Stockton, California, Public Financing Revenue
                Bonds (Redevelopment Projects), Series A (k):
      4,485       5.25% due 9/01/2031                                     4,781
      2,930       5.25% due 9/01/2034                                     3,117
               Tustin, California, Unified School District, Senior
                Lien Special Tax Bonds (Community Facilities District
                Number 97-1), Series A (f):
      2,915       5% due 9/01/2032                                        3,024
      4,620       5% due 9/01/2038                                        4,778
      3,000    University of California Revenue Bonds (Multiple
                Purpose Projects), Series Q, 5% due 9/01/2022 (f)         3,170

Colorado--3.6%

      6,285    Aurora, Colorado, COP,  5.75% due 12/01/2010 (a)(j)        6,804
        280    Colorado HFA, Revenue Refunding Bonds
                (S/F Program), AMT, Senior Series A-2, 7.50%
                due 4/01/2031                                               288
      4,000    Colorado Health Facilities Authority, Hospital
                Revenue Refunding Bonds (Poudre Valley Health
                Care), Series A, 5.75% due 12/01/2009 (f)(j)              4,289

Connecticut--0.5%

      1,520    Connecticut State, GO, Refunding, Series D, 5%
                due 12/01/2024 (i)                                        1,622

Florida--2.4%

      3,670    Miami-Dade County, Florida, Subordinate Special
                Obligation Revenue Bonds, Series A, 5.24%
                due 10/01/2037 (i)(o)                                       765
      6,300    Pasco County, Florida, Half-Cent Sales Tax Revenue
                Bonds, 5.125% due 12/01/2028 (a)                          6,657

Georgia--2.1%

      6,290    Augusta, Georgia, Water and Sewer Revenue Bonds,
                5.25% due 10/01/2034 (f)                                  6,766



Portfolio Abbreviations


To simplify the listings of BlackRock MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Schedule of Investments (continued)                              (In Thousands)


       Face
     Amount    Municipal Bonds                                         Value

Idaho--0.2%

    $   685    Idaho Housing and Finance Association, S/F Mortgage
                Revenue Bonds, AMT, Series E, 6% due 1/01/2032       $      698

Illinois--7.1%

               Chicago, Illinois, GO, Series A (c)(j):
     18,130       6% due 7/01/2010                                       19,830
      2,185       (Neighborhoods Alive 21 Program), 6%
                  due 7/01/2010                                           2,390
        125    Lake, Cook, Kane and McHenry Counties, Illinois,
                Community Unit School District Number 220, GO,
                6% due 12/01/2020 (c)                                       136

Indiana--4.1%

      3,000    Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series A, 5.25% due 6/01/2029 (c)          3,219
      9,280    Shelbyville, Indiana, Elementary School Building
                Corporation Revenue Bonds, First Mortgage, 5.75%
                due 1/15/2009 (f)(j)                                      9,815

Kansas--2.1%

      3,510    Kansas State Development Finance Authority, Health
                Facilities Revenue Bonds (Sisters of Charity
                Leavenworth), Series J, 6.125% due 12/01/2020             3,805
      2,805    Sedgwick and Shawnee Counties, Kansas,
                S/F Mortgage Revenue Bonds, AMT, Series A-2,
                6.20% due 12/01/2033 (e)(g)                               2,811

Louisiana--0.7%

      2,000    Louisiana Local Government, Environmental Facilities,
                Community Development Authority Revenue Bonds
                (Capital Projects and Equipment Acquisition),
                Series A, 6.30% due 7/01/2030 (a)                         2,326

Massachusetts--9.0%

      5,535    Massachusetts Bay Transportation Authority, Sales
                Tax Revenue Refunding Bonds, Senior Series A, 5%
                due 7/01/2035                                             5,730
      3,495    Massachusetts Bay Transportation Authority, Special
                Assessment Revenue Refunding Bonds, Series A,
                5% due 7/01/2015 (j)                                      3,816
      5,000    Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (f)                                         5,290
     12,345    Massachusetts State Special Obligation Dedicated
                Tax Revenue Bonds, 5.25% due 1/01/2014 (c)(j)            13,519

Michigan--0.3%

      1,000    Michigan State Hospital Finance Authority, Revenue
                Refunding Bonds (Mercy-Mount Clemens), Series A,
                6% due 5/15/2014 (i)                                      1,062

Minnesota--4.4%

               Prior Lake, Minnesota, Independent School District
                Number 719, GO (f):
      2,555       5.50% due 2/01/2016                                     2,702
      1,830       5.50% due 2/01/2017                                     1,932
      3,570       5.50% due 2/01/2018                                     3,770
      2,840       5.50% due 2/01/2019                                     2,999
      2,185    Sauk Rapids, Minnesota, Independent School
                District Number 47, GO, Series A, 5.625%
                due 2/01/2018 (i)                                         2,357



       Face
     Amount    Municipal Bonds                                         Value

Nebraska--1.9%

               Omaha Convention Hotel Corporation, Nebraska,
                Convention Center Revenue Bonds, First Tier,
                Series A (a):
    $ 1,410       5.50% due 4/01/2020                                $    1,530
      3,985       5.50% due 4/01/2022                                     4,306

Nevada--3.3%

        145    Nevada Housing Division, S/F Mortgage Revenue
                Bonds, AMT, Series A-2, 6.30% due 4/01/2022 (i)             147
      9,445    Truckee Meadows, Nevada, Water Authority,
                Water Revenue Bonds, Series A, 5.50%
                due 7/01/2011 (f)(j)                                     10,240

New Jersey--18.6%

               New Jersey EDA, Cigarette Tax Revenue Bonds:
      2,980       5.625% due 6/15/2018                                    3,103
      8,590       5.75% due 6/15/2029                                     9,231
      6,200       5.75% due 6/15/2034 (b)                                 6,827
     11,000    New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5.25% due 7/01/2033 (i)                 11,802
               New Jersey State Transportation Trust Fund Authority,
                Transportation System Revenue Bonds, Series D:
      5,780       5% due 6/15/2015 (a)(j)                                 6,277
      4,220       5% due 6/15/2018 (a)                                    4,552
     12,950       5% due 6/15/2020 (f)                                   13,894
      3,000    New Jersey State Turnpike Authority, Turnpike
                Revenue Bonds, Series C, 5% due 1/01/2030 (f)             3,170

New Mexico--3.5%

      5,000    Farmington, New Mexico, PCR, Refunding (Public
                Service Company of New Mexico--San Juan
                Project), Series C, 5.70% due 12/01/2016 (a)              5,116
      5,480    New Mexico Finance Authority, Senior Lien State
                Transportation Revenue Bonds, Series A, 5.125%
                due 6/15/2018 (i)                                         5,938

New York--16.7%

      8,010    Metropolitan Transportation Authority, New York,
                Revenue Bonds, Series A, 5% due 11/15/2019 (a)            8,662
     14,000    Nassau Health Care Corporation, New York, Health
                System Revenue Bonds, 5.75% due 8/01/2009 (f)(j)         15,105
        145    New York City, New York, GO, Refunding, Series G,
                5.75% due 2/01/2017 (f)                                     147
      5,000    New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, Series A, 5%
                due 10/15/2020 (i)                                        5,377
      5,755    New York State Dormitory Authority Revenue Bonds
                (School Districts Financing Program), Series D,
                5.25% due 10/01/2023 (i)                                  6,206
               Tobacco Settlement Financing Corporation of New
                York Revenue Bonds:
      2,000       Series A-1, 5.25% due 6/01/2021 (a)                     2,150
      7,850       Series C-1, 5.50% due 6/01/2017                         8,419
      5,630       Series C-1, 5.50% due 6/01/2020 (c)                     6,148
        500    Triborough Bridge and Tunnel Authority, New York,
                General Purpose Revenue Refunding Bonds, VRDN,
                Series C, 3.70% due 1/01/2032 (a)(l)                        500



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Schedule of Investments (continued)                              (In Thousands)


       Face
     Amount    Municipal Bonds                                         Value

North Carolina--0.4%

    $ 1,340    North Carolina HFA, Home Ownership Revenue
                Bonds, AMT, Series 14-A, 5.35% due 1/01/2022 (a)     $    1,385

Ohio--1.0%

      1,745    Aurora, Ohio, City School District, COP, 6.10%
                due 12/01/2009 (i)(j)                                     1,893
      1,000    Kent State University, Ohio, University Revenue
                Bonds, 6% due 5/01/2024 (a)                               1,084

Oklahoma--0.8%

      2,385    Claremore, Oklahoma, Public Works Authority,
                Capital Improvement Revenue Refunding Bonds,
                Series A, 5.25% due 6/01/2027 (f)                         2,588

Pennsylvania--9.6%

      5,600    Lycoming County, Pennsylvania, College Authority
                Revenue Bonds (Pennsylvania College of
                Technology), 5.25% due 7/01/2007 (i)(j)                   5,728
      6,435    Pennsylvania State Higher Educational Facilities
                Authority, State System of Higher Education
                Revenue Bonds, Series O, 5.125%
                due 6/15/2024 (a)                                         6,491
               Pittsburgh, Pennsylvania, GO, Series C (f):
      4,290       5.25% due 9/01/2017                                     4,765
      6,415       5.25% due 9/01/2018                                     7,112
               Seneca Valley, Pennsylvania, School District, GO (c):
      1,390       5% due 1/01/2020                                        1,496
      2,260       5% due 1/01/2021                                        2,425
      2,090    Washington County, Pennsylvania, Capital Funding
                Authority Revenue Bonds (Capital Projects and
                Equipment Program), 6.15% due 12/01/2029 (a)              2,240

Rhode Island--3.5%

      5,555    Providence, Rhode Island, Redevelopment
                Agency Revenue Refunding Bonds (Public Safety
                and Municipal Buildings), Series A, 5.75%
                due 4/01/2010 (a)(j)                                      6,005
      4,685    Rhode Island State Health and Educational Building
                Corporation Revenue Bonds (Rhode Island School
                of Design), Series D, 5.50% due 8/15/2031 (n)             5,119

South Carolina--0.7%

      2,225    South Carolina Housing Finance and Development
                Authority, Mortgage Revenue Refunding Bonds,
                AMT, Series A-2, 6.35% due 7/01/2019 (f)                  2,332

Tennessee--2.0%

      3,500    Metropolitan Government of Nashville and Davidson
                County, Tennessee, Health and Education Facilities
                Board Revenue Refunding Bonds (Ascension Health
                Credit), Series A, 5.875% due 11/15/2009 (a)(j)           3,762
      1,080    Tennessee HDA, Revenue Bonds (Homeownership
                Program), AMT, Series 2C, 6% due 7/01/2011                1,109
      1,515    Tennessee HDA, Revenue Refunding Bonds
                (Homeownership Program), AMT, Series 1, 6.05%
                due 7/01/2014 (i)                                         1,522



       Face
     Amount    Municipal Bonds                                         Value

Texas--5.1%

    $ 1,750    Austin, Texas, Convention Center Revenue Bonds
                (Convention Enterprises Inc.), Trust Certificates,
                Second Tier, Series B, 6% due 1/01/2023              $    1,855
               Dallas-Fort Worth, Texas, International Airport
                Revenue Refunding and Improvement Bonds,
                AMT, Series A (c):
      1,835       5.875% due 11/01/2017                                   1,993
      2,150       5.875% due 11/01/2018                                   2,335
      2,390       5.875% due 11/01/2019                                   2,596
               El Paso, Texas, Water and Sewer Revenue Refunding
                and Improvement Bonds, Series A (f):
        115       6% due 3/01/2015                                          128
        170       6% due 3/01/2016                                          189
        180       6% due 3/01/2017                                          200
      4,616    Houston, Texas, Community College System,
                Participation Interests, COP (Alief Center Project),
                5.75% due 8/15/2022 (i)                                   4,826
      1,850    Midland, Texas, Certificates of Obligation, GO,
                6.10% due 3/01/2010 (c)(j)                                1,999

Utah--0.2%

        610    Weber County, Utah, Municipal Building Authority,
                Lease Revenue Refunding Bonds, 5.75%
                due 12/15/2007 (i)(j)                                       632

Washington--6.9%

      6,885    Bellevue, Washington, GO, Refunding, 5.50%
                due 12/01/2039 (i)                                        7,629
      3,840    Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Bonds
                (Chelan Hydro System), AMT, Series A, 5.45%
                due 7/01/2037 (a)                                         4,113
               Lewis County, Washington, GO, Refunding (a):
      1,805       5.75% due 12/01/2009 (j)                                1,924
      1,640       5.75% due 12/01/2024                                    1,737
      2,500    Seattle, Washington, Municipal Light and Power
                Revenue Bonds, 6% due 10/01/2009 (i)(j)                   2,696
      3,500    Seattle, Washington, Water System Revenue Bonds,
                Series B, 6% due 7/01/2009 (c)(j)                         3,755

West Virginia--2.0%

      6,210    West Virginia State Housing Development Fund,
                Housing Finance Revenue Refunding Bonds,
                Series D, 5.20% due 11/01/2021 (i)                        6,437

Wisconsin--0.4%

      1,250    Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds (Blood Center of
                Southeastern Wisconsin Project), 5.75%
                due 6/01/2034                                             1,354

Puerto Rico--2.4%

               Puerto Rico Commonwealth, Public
                Improvement, GO:
      6,225       5.125% due 7/01/2030 (f)                                6,539
      1,010       Refunding, Series B, 5.25%
                  due 7/01/2032                                           1,079

               Total Municipal Bonds
               (Cost--$449,237)--148.4%                                 469,344



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Schedule of Investments (concluded)                              (In Thousands)


       Face
     Amount    Municipal Bonds Held in Trust (q)                       Value

Arkansas--4.1%

    $12,210    Arkansas State Development Finance Authority,
                M/F Mortgage Revenue Refunding Bonds, Series C,
                5.35% due 12/01/2035 (d)(i)                           $  12,797

California--6.0%

     10,710    California Pollution Control Financing Authority, PCR,
                Refunding (Pacific Gas and Electric), AMT, Series A,
                5.35% due 12/01/2016 (i)                                 11,508
      4,350    California State, Veterans, GO, Refunding, AMT,
                Series BZ, 5.35% due 12/01/2021 (i)                       4,425
      3,000    Port of Oakland, California, Revenue Bonds, AMT,
                Series K, 5.75% due 11/01/2021 (c)                        3,178

Illinois--2.6%

      7,300    Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, Third Lien, AMT, Series B-2, 6%
                due 1/01/2029 (n)                                         8,181

Michigan--3.4%

      5,000    Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison Company
                Pollution Control Project), AMT, Series C, 5.65%
                due 9/01/2029 (n)                                         5,319
      2,000    Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison Company
                Pollution Control Project), AMT, Series A, 5.50%
                due 6/01/2030 (n)                                         2,150
      3,000    Saint Clair County, Michigan, Economic Revenue
                Refunding Bonds (Detroit Edison Co. Project),
                Series AA, 6.40% due 8/01/2024 (a)                        3,197



       Face
     Amount    Municipal Bonds Held in Trust (q)                       Value

New York--2.3%

    $ 6,750    New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, Series A, 5.25%
                due 10/15/2027 (a)                                   $    7,330

Texas--5.4%

     16,000    Dallas-Fort Worth, Texas, International Airport
                Revenue Bonds, AMT, Series A, 5.50%
                due 11/01/2033 (i)                                       17,172

               Total Municipal Bonds Held in Trust
               (Cost--$72,796)--23.8%                                    75,257



     Shares
       Held    Short-Term Securities

      4,616    Merrill Lynch Institutional Tax-Exempt Fund,
                3.54% (h)(p)                                              4,616

               Total Short-Term Securities
               (Cost--$4,616)--1.5%                                       4,616

Total Investments (Cost--$526,649*)--173.7%                             549,217
Other Assets Less Liabilities--2.3%                                       7,202
Liability for Trust Certificates, Including Interest
   Expense Payable--(11.3%)                                            (35,619)
Preferred Stock, at Redemption Value--(64.7%)                         (204,584)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  316,216
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       492,510
                                                    ===============
    Gross unrealized appreciation                   $        21,787
    Gross unrealized depreciation                             (240)
                                                    ---------------
    Net unrealized appreciation                     $        21,547
                                                    ===============

(a) AMBAC Insured.

(b) Assured Guaranty Insured.

(c) FGIC Insured.

(d) FHA Insured.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) GNMA Collateralized.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      1,027           $140


(i) MBIA Insured.

(j) Prerefunded.

(k) Radian Insured.

(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(n) XL Capital Insured.

(o) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(p) Represents current yield as of September 30, 2006.

(q) As restated. See Note 6. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward Interest Rate Swaps outstanding as of September 30, 2006 were as follows:

                                                  Notional        Unrealized
                                                   Amount        Depreciation

    Pay a fixed rate of 3.856% and receive
    a floating rate based on a 1-week Bond
    Market Association rate

    Broker, JPMorgan Chase
    Expires December 2016                         $25,000         $   (260)


    See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Statement of Net Assets (As Restated. See Note 6)

As of September 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$522,033,287)                           $   544,601,060
       Investments in affiliated securities, at value (identified cost--$4,615,571)                                     4,615,571
       Cash                                                                                                                44,253
       Receivables:
           Interest                                                                            $     7,813,438
           Securities sold                                                                              55,000          7,868,438
                                                                                               ---------------
           Prepaid expenses                                                                                                11,258
                                                                                                                  ---------------
       Total assets                                                                                                   557,140,580
                                                                                                                  ---------------

Liabilities

       Trust certificates                                                                                              35,160,000
       Unrealized depreciation on forward interest rate swaps                                                             260,075
       Payables:
           Interest expense                                                                            459,439
           Investment adviser                                                                          195,859
           Dividends to Common Stock shareholders                                                      106,550
           Other affiliates                                                                              1,678            763,526
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             157,024
                                                                                                                  ---------------
       Total liabilities                                                                                               36,340,625
                                                                                                                  ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share (2,100 Series A
       Shares, 2,100 Series B Shares and 3,980 Series C Shares of AMPS*, authorized,
       issued and outstanding at $25,000 per share liquidation preference)                                            204,584,286
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                                      $   316,215,669
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

       Common Stock, par value $.10 per share (22,352,426 shares issued and outstanding)                          $     2,235,243
       Paid-in capital in excess of par                                                                               313,735,958
       Undistributed investment income--net                                                    $     1,251,751
       Accumulated realized capital losses--net                                                   (23,314,981)
       Unrealized appreciation--net                                                                 22,307,698
                                                                                               ---------------
       Total accumulated earnings--net                                                                                    244,468
                                                                                                                  ---------------
       Total--Equivalent to $14.15 net asset value per share of Common Stock
       (market price--$12.96)                                                                                     $   316,215,669
                                                                                                                  ===============

           * Auction Market Preferred Stock.

             See Notes to Financial Statements.


BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Statement of Operations (As Restated. See Note 6)

For the Year Ended September 30, 2006
Investment Income

       Interest                                                                                                   $    25,599,381
       Dividends from affiliates                                                                                          139,734
                                                                                                                  ---------------
       Total income                                                                                                    25,739,115
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,831,938
       Interest expense and fees                                                                     1,275,756
       Commission fees                                                                                 518,876
       Accounting services                                                                             170,226
       Transfer agent fees                                                                              67,905
       Professional fees                                                                                66,140
       Printing and shareholder reports                                                                 34,722
       Custodian fees                                                                                   28,068
       Directors' fees and expenses                                                                     24,950
       Pricing fees                                                                                     20,242
       Listing fees                                                                                     16,572
       Other                                                                                            49,212
                                                                                               ---------------
       Total expenses before waiver and reimbursement                                                5,104,607
       Waiver and reimbursement of expenses                                                          (209,634)
                                                                                               ---------------
       Total expenses after waiver and reimbursement                                                                    4,894,973
                                                                                                                  ---------------
       Investment income--net                                                                                          20,844,142
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                            783,224
           Financial futures contracts and forward interest rate swaps--net                            554,225          1,337,449
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          (379,536)
           Financial futures contracts and forward interest rate swaps--net                          (421,487)          (801,023)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                            536,426
                                                                                                                  ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                                         (6,534,409)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    14,846,159
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Statements of Changes in Net Assets (As Restated. See Note 6)
                                                                                                       For the Year Ended
                                                                                                         September 30,
Increase (Decrease) in Net Assets:                                                                     2006              2005
Operations

       Investment income--net                                                                  $    20,844,142    $    21,749,116
       Realized gain--net                                                                            1,337,449          6,611,282
       Change in unrealized appreciation/depreciation--net                                           (801,023)        (8,705,878)
       Dividends to Preferred Stock shareholders                                                   (6,534,409)        (4,101,460)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         14,846,159         15,553,060
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (16,674,910)       (19,580,725)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (16,674,910)       (19,580,725)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (1,828,751)        (4,027,665)
       Beginning of year                                                                           318,044,420        322,072,085
                                                                                               ---------------    ---------------
       End of year*                                                                            $   316,215,669    $   318,044,420
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,251,751    $     3,616,928
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Financial Highlights (As Restated. See Note 6)

The following per share data and ratios have been derived                         For the Year Ended September 30,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $    14.23    $    14.41   $    14.37   $    14.48   $    13.94
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .93++         .97++       1.00++       1.02++         1.03
       Realized and unrealized gain (loss)--net                          .03         (.09)       --++++        (.17)          .47
       Dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.29)         (.18)        (.09)        (.10)        (.13)
           Realized gain--net                                             --            --           --           --     --++++++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .67           .70          .91          .75         1.37
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.75)         (.88)        (.87)        (.86)        (.83)
           Realized gain--net                                             --            --           --           --     --++++++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.75)         (.88)        (.87)        (.86)        (.83)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.15    $    14.23   $    14.41   $    14.37   $    14.48
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    12.96    $    13.90   $    13.25   $    13.13   $    13.55
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              5.19%         5.35%        7.12%        5.95%       10.67%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                               (1.37%)        11.92%        7.80%        3.45%       10.71%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Common Stock

       Total expenses, net of waiver and reimbursement and
       excluding interest expense and fees**                           1.16%         1.15%        1.12%        1.14%        1.18%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses, net of waiver and reimbursement**               1.57%         1.32%        1.17%        1.21%        1.28%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.64%         1.38%        1.27%        1.30%        1.37%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.70%         6.72%        6.93%        7.19%        7.44%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders             2.10%         1.27%         .63%         .69%         .97%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    4.60%         5.45%        6.30%        6.50%        6.47%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets Applicable to Preferred Stock

       Dividends to Preferred Stock shareholders                       3.20%         1.99%         .99%        1.08%        1.46%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock, end of year
       (in thousands)                                             $  316,216    $  318,044   $  322,072   $  321,270   $  323,678
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding at liquidation preference,
       end of year (in thousands)                                 $  204,500    $  204,500   $  204,500   $  204,500   $  204,500
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                                35%           46%          45%          50%          51%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,546    $    2,555   $    2,575   $    2,571   $    2,583
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      797    $      505   $      253   $      268   $      362
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      792    $      494   $      241   $      267   $      338
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      804    $      504   $      251   $      271   $      381
                                                                  ==========    ==========   ==========   ==========   ==========

      * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

     ** Do not reflect the effect of dividends to Preferred Stock shareholders.

     ++ Based on average shares outstanding.

   ++++ Amount is less than $.01 per share.

 ++++++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, MuniHoldings Insured Fund II, Inc. was renamed BlackRock MuniHoldings Insured Fund II, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the fund records a realized gain or loss in an amount equal to the value of the agreement.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At September 30, 2006, the aggregate value of the underlying municipal securities transferred to TOBs was $75,257,416, the related liability for trust certificates was $35,160,000 and the range of interest rates on the liability for trust certificates was 3.76% to 3.81%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income - net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. FAM has agreed to waive its management fee on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the year ended September 30, 2006, FAM earned fees of $2,831,938, of which $200,754 was waived. In addition, FAM has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended September 30, 2006, FAM reimbursed the Fund in the amount of $8,880.

For the year ended September 30, 2006, the Fund reimbursed FAM $10,908 for certain accounting services.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $640 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 2006.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006 as discussed in Note 7.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement was effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

Prior to the closing, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, and/or ML & Co.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2006, were $193,416,734 and $197,865,906, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 2006 were as follows:
Series A, 3.55%; Series B, 3.60%; and Series C, 3.54%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended September 30, 2006, MLPF&S earned $249,909 as commissions.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.053000 per share on October 30, 2006 to shareholders of record on October 16, 2006.

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:


                                           9/30/2006          9/30/2005

Distributions paid from:
   Tax-exempt income                 $    23,209,319    $    23,682,185
                                     ---------------    ---------------
Total distributions                  $    23,209,319    $    23,682,185
                                     ===============    ===============


As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     1,251,751
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,251,751
Capital loss carryforward                                 (18,981,760)*
Unrealized gains--net                                      17,974,477**
                                                        ---------------
Total accumulated earnings--net                         $       244,468
                                                        ===============

 * On September 30, 2006, the Fund had a net capital loss carry-forward of $18,981,760, of which $7,155,971 expires in 2007,
   $11,519,686 expires in 2008 and $306,103 expires in 2012.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between the book and tax treatment of residual interests in tender option bond trusts.


6. Restatement Information:
Subsequent to issuance of its September 30, 2006 financial statements, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the Statement of Net Assets, including the Schedule of Investments, as of September 30, 2006, the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the two years in the period then ended and certain financial highlights for each of the five years in the period then ended. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain - net and in the change in unrealized appreciation/depreciation - net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.


Statement of Net Assets
As of September 30, 2006

                                          Previously
                                            Reported           Restated

Investments in unaffiliated
  securities, at value                $  509,441,060     $  544,601,060
Investments in unaffiliated
  securities, identified cost         $  488,690,366     $  522,033,287
Interest receivable                   $    7,353,999     $    7,813,438
Total assets                          $  521,521,141     $  557,140,580
Trust certificates                                --     $   35,160,000
Interest expense payable                          --     $      459,439
Total liabilities                     $      721,186     $   36,340,625
Accumulated realized capital
  losses--net                         $ (21,497,902)     $ (23,314,981)
Unrealized appreciation--net          $   20,490,619     $   22,307,698



Statement of Operations
for the Year Ended September 30, 2006

                                          Previously
                                            Reported           Restated

Interest income                        $  24,323,625      $  25,599,381
Total income                           $  24,463,359      $  25,739,115
Interest expense and fees                         --      $   1,275,756
Total expenses before waiver
  and reimbursement                    $   3,828,851      $   5,104,607
Total expenses after waiver
  and reimbursement                    $   3,619,217      $   4,894,973
Realized gain on
  investments--net                     $     796,554      $     783,224
Change in unrealized
  appreciation/depreciation
  on investments--net                  $   (392,866)      $   (379,536)



Statement of Changes in Net Assets
For the Year Ended September 30, 2006

                                          Previously
                                            Reported           Restated

Realized gain--net                    $    1,350,779     $    1,337,449
Change in unrealized appreciation/
  depreciation--net                   $    (814,353)     $    (801,023)



Statement of Changes in Net Assets
For the Year Ended September 30, 2005

                                          Previously
                                            Reported           Restated

Realized gain--net                    $    8,290,447     $    6,611,282
Change in unrealized appreciation/
  depreciation--net                   $ (10,385,043)     $  (8,705,878)



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)


Financial Highlights
For the Years Ended September 30, 2006, 2005, 2004, 2003 and 2002

                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
                    Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Total expenses, net
  of waiver and
  reimbursement**      1.16%      1.57%      1.15%      1.32%       1.12%      1.17%      1.14%      1.21%       1.18%      1.28%
Total expenses**       1.23%      1.64%      1.21%      1.38%       1.21%      1.27%      1.23%      1.30%       1.27%      1.37%
Portfolio turnover    38.80%        35%     58.19%        46%      45.89%        45%     52.00%        50%      50.73%        51%

  ** Do not reflect the effect of dividends to Preferred Stock shareholders.


While the Statements of Net Assets as of September 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets. The Statements of Operations for the years ended September 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain on investments - net, and the change in unrealized appreciation/depreciation on investments - net, by corresponding and offsetting amounts. The Statements of Changes in Net Assets for the years ended September 30, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain - net, and change in unrealized appreciation/ depreciation - net, by corresponding and offsetting amounts.


7. Subsequent Event:
On September 29, 2006, BlackRock, Inc. and ML & Co. combined ML & Co.'s investment management business, Merrill Lynch Investment Managers, L.P., and its affiliates, including FAM, with BlackRock, Inc. to create a new independent company. MuniHoldings Insured Fund II, Inc. was renamed BlackRock MuniHoldings Insured Fund II, Inc.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), and indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability com-pany and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between MuniHoldings Insured Fund II, Inc. and the Manager became effective on September 29, 2006.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock MuniHoldings Insured Fund II, Inc.:


We have audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniHoldings Insured Fund II, Inc. (formerly MuniHoldings Insured Fund II, Inc.) (the "Fund") as of September 30, 2006, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 2005 (before the restatement described in Note 6) and the financial highlights for each of the four years in the period then ended (before the restatement described in Note 6) were audited by other auditors whose report, dated November 9, 2005, expressed a qualified opinion on that financial statement and financial highlights because of the errors described in Note 6.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock MuniHoldings Insured Fund II, Inc. referred to above, present fairly, in all material respects, its financial position as of September 30, 2006, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the statement of net assets, including the schedule of investments as of September 30, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended have been restated.

We also have audited the adjustments, applied by management, to restate the statement of changes in net assets for the year ended September 30, 2005 and certain financial highlights for each of the four years in the period then ended, to correct the errors described in Note 6. These adjustments are the responsibility of the Fund's management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated statement of changes in net assets for the year ended September 30, 2005, and to the restated information in its financial highlights for each of the four years in the period ended September 30, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to the Fund's financial statements or financial highlights as of September 30, 2005, and for each of the four years in the period then ended, might be necessary in order for such financial statements or financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the statement of changes in net assets of the Fund for the year ended September 30, 2005 and to its financial highlights for each of the four years in the period then ended, for the restatement described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Fund's financial statements or financial highlights as of September 30, 2005, and for each of the four years in the period then ended, other than with respect to the adjustments to the Fund's statements of changes in net assets and its financial highlights for the restatement described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance on the Fund's financial statements as of September 30, 2005, or on its financial highlights for each of the years in the four year period then ended.


Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2006
(May 18, 2007 as to the effects of the restatement discussed in Note 6)



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniHoldings Insured Fund II, Inc.:

We have audited, before the effects of the adjustments for the correction of the error described in Note 6, the accompanying statement of changes in net assets of MuniHoldings Insured Fund II, Inc., for the year ended September 30, 2005, and financial highlights for each of the four years in the period then ended (the 2005 financial statement and financial highlights referred to above before the effects of the adjustments discussed in Note 6 are not presented herein). This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, except for the error described in Note 6, the 2005 financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of MuniHoldings Insured Fund II, Inc. for the year ended September 30, 2005, and the financial highlights, for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

We were not engaged to audit, review, or apply any procedures to the adjustments for the correction of the error described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by Deloitte & Touche LLP.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
November 9, 2005



Fund Certification (unaudited)


In May 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


All of the net investment income distributions paid by BlackRock MuniHoldings Insured Fund II, Inc. during the taxable year ended September 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A. P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the Fund's advisory fee schedule would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in February 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were:
(a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good or better than that provided under the Previous Investment Advisory Agreement. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers, or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance--both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Officers and Directors

                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                       Position(s)  Length of                                                    Fund Complex   Directorships
                       Held with    Time                                                         Overseen by    Held by
Name, Address & Age    Fund         Served     Principal Occupation(s) During Past 5 Years       Director       Director
Interested Director


Robert C. Doll, Jr.*   President    2005 to    Vice Chairman and Director of BlackRock, and      129 Funds      None
P.O. Box 9011          and          present    Global Chief Investment Officer for Equities,     174 Portfolios
Princeton,             Director                Chairman of the BlackRock Private Client
NJ 08543-9011                                  Operating Committee, and member of the
Age: 52                                        BlackRock Executive Committee since 2006;
                                               President of the Funds advised by Merrill Lynch
                                               Investment Managers ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to 2006
                                               and Chief Investment Officer thereof from 2001
                                               to 2006; President of MLIM and Fund Asset
                                               Management, L.P. ("FAM") from 2001 to 2006;
                                               Co-Head (Americas Region) thereof from 2000 to
                                               2001 and Senior Vice President from 1999 to
                                               2001; President and Director of Princeton Services,
                                               Inc. ("Princeton Services") since 2001; President
                                               of Princeton Administrators, L.P. ("Princeton
                                               Administrators") from 2001 to 2006; Chief
                                               Investment Officer of OppenheimerFunds, Inc. in
                                               1999 and Executive Vice President thereof from
                                               1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
   Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                       Position(s)  Length of                                                    Fund Complex   Directorships
                       Held with    Time                                                         Overseen by    Held by
Name, Address & Age    Fund         Served     Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors*


James H. Bodurtha**    Director     2002 to    Director, The China Business Group, Inc. since    39 Funds       None
P.O. Box 9095                       present    1996 and Executive Vice President thereof from    59 Portfolios
Princeton,                                     1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                  Holding Corporation since 1980; Partner, Squire,
Age: 62                                        Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot       Director     2005 to    Professor, Harvard University since 1992;         39 Funds       None
P.O. Box 9095                       present    Professor, Massachusetts Institute of             59 Portfolios
Princeton,                                     Technology from 1986 to 1992.
NJ 08543-9095
Age: 49


Joe Grills**           Director     1999 to    Member of the Committee of Investment of          39 Funds       Kimco
P.O. Box 9095                       present    Employee Benefit Assets of the Association of     59 Portfolios  Realty
Princeton,                                     Financial Professionals ("CIEBA") since 1986;                    Corporation
NJ 08543-9095                                  Member of CIEBA's Executive Committee since
Age: 71                                        1988 and its Chairman from 1991 to 1992;
                                               Assistant Treasurer of International Business
                                               Machines Corporation ("IBM") and Chief
                                               Investment Officer of IBM Retirement Funds from
                                               1986 to 1993; Member of the Investment Advisory
                                               Committee of the State of New York Common
                                               Retirement Fund since 1989; Member of the
                                               Investment Advisory Committee of the Howard
                                               Hughes Medical Institute from 1997 to 2000;
                                               Director, Duke University Management Company
                                               from 1992 to 2004, Vice Chairman thereof from
                                               1998 to 2004, and Director Emeritus thereof since
                                               2004; Director, LaSalle Street Fund from 1995
                                               to 2001; Director, Kimco Realty Corporation
                                               since 1997; Member of the Investment Advisory
                                               Committee of the Virginia Retirement System since
                                               1998, Vice Chairman thereof from 2002 to 2005,
                                               and Chairman thereof since 2005; Director,
                                               Montpelier Foundation since 1998 and its Vice
                                               Chairman since 2000; Member of the Investment
                                               Committee of the Woodberry Forest School since
                                               2000; Member of the Investment Committee of the
                                               National Trust for Historic Preservation since 2000.


Herbert I. London      Director     2002 to    Chairman of the Board of Directors of Vigilant    39 Funds       None
P.O. Box 9095                       present    Research, Inc. since 2006; Member of the Board    59 Portfolios
Princeton,                                     of Directors for Grantham University since 2006;
NJ 08543-9095                                  Director of AIMS since 2006; Director of Reflex
Age: 67                                        Security since 2006; Director of InnoCentive, Inc.
                                               since 2006; Director of Cerego, LLC since 2005;
                                               Professor Emeritus, New York University since 2005;
                                               John M. Olin Professor of Humanities, New York
                                               University from 1993 to 2005; and Professor thereof
                                               from 1980 to 2005; President, Hudson Institute since
                                               1997 and Trustee thereof since 1980; Dean, Gallatin
                                               Division of New York University from 1976 to 1993;
                                               Distinguished Fellow, Herman Kahn Chair, Hudson
                                               Institute from 1984 to 1985; Director, Damon Corp.
                                               from 1991 to 1995; Overseer, Center for Naval
                                               Analyses from 1983 to 1993.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                        Position(s)  Length of                                                   Fund Complex   Directorships
                        Held with    Time                                                        Overseen by    Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors* (concluded)


Roberta Cooper Ramo     Director     2002 to   Shareholder, Modrall, Sperling, Roehl, Harris &   39 Funds       None
P.O. Box 9095                        present   Sisk, P.A. since 1993; President, American Bar    59 Portfolios
Princeton,                                     Association from 1995 to 1996 and Member of
NJ 08543-9095                                  the Board of Governors thereof from 1994 to 1997;
Age: 64                                        Shareholder, Poole, Kelly and Ramo, Attorneys at
                                               Law P.C. from 1977 to 1993; Director of ECMC
                                               Group (service provider to students, schools and
                                               lenders) since 2001; Director, United New Mexico
                                               Bank (now Wells Fargo) from 1983 to 1988;
                                               Director, First National Bank of New Mexico (now
                                               Wells Fargo) from 1975 to 1976; Vice President,
                                               American Law Institute since 2004.


Robert S. Salomon, Jr.  Director     1999 to   Principal of STI Management (investment)          39 Funds       None
P.O. Box 9095                        present   adviser) from 1994 to 2005; Chairman and CEO      59 Portfolios
Princeton,                                     of Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                  1992 to 1995; Chairman of Salomon Brothers
Age: 69                                        Equity Mutual Funds from 1992 to 1995; regular
                                               columnist with Forbes Magazine from 1992 to
                                               2002; Director of Stock Research and U.S. Equity
                                               Strategist at Salomon Brothers Inc. from 1975 to
                                               1991; Trustee, Commonfund from 1980 to 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors and the Audit Committee.




                                               Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1999 to   Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011           President    present   from 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
Princeton,              and                    thereof from 1999 to 2006, Vice President of MLIM and FAM from 1990 to 1997.
NJ 08543-9011           Treasurer
Age: 46


Kenneth A. Jacob        Senior       2002 to   Managing Director of BlackRock since 2006; Managing Director (Municipal
P.O. Box 9011           Vice         present   Tax-Exempt Fund Management) of MLIM from 2000 to 2006; Director of MLIM
Princeton,              President              from 1997 to 2000.
NJ 08543-9011
Age: 55


John M. Loffredo        Senior       2002 to   Managing Director of BlackRock since 2006; Managing Director (Municipal
P.O. Box 9011           Vice         present   Tax-Exempt Fund Management) of MLIM from 2000 to 2006; Director of MLIM
Princeton,              President              from 1997 to 2000.
NJ 08543-9011
Age: 42


Robert A. DiMella       Vice         1999 to   Managing Director of BlackRock since 2006; Managing Director of MLIM from 2004
P.O. Box 9011           President    present   to 2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 2002
Princeton,                                     to 2004; Vice President of MLIM from 1996 to 2002.
NJ 08543-9011
Age: 40



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers* (concluded)


Jeffrey Hiller          Fund Chief   2004 to   Managing Director of BlackRock and Fund Chief Compliance Officer since 2006;
P.O. Box 9011           Compliance   present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,              Officer                and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                        Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                               Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Securities and Exchange Commission's Division of Enforcement in Washington,
                                               D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002
P.O. Box 9011                        present   to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                     MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services
NJ 08543-9011                                  from 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MUE


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.



Announcement of Annual Stockholders Meeting


The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed until and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by January 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by April 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young LLP ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock MuniHoldings Insured Fund II, Inc. (the "Fund").

E&Y's reports on the financial statements of the Fund for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's Board of Directors approved the engagement of Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended September 30, 2006.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



BLACKROCK MUNIHOLDINGS INSURED FUND II, INC.                 SEPTEMBER 30, 2006



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 -   Principal Accountant Fees and Services

Note: The Fund changed auditors effective August, 28, 2006. Prior to that date, Ernst & Young LLP provided services as the Fund's independent registered public accountant.

           (a) Audit Fees -   Fiscal Year Ending September 30, 2006 - $32,000
                              Fiscal Year Ending September 30, 2005 - $33,000

           (b) Audit-Related Fees -
                              Fiscal Year Ending September 30, 2006 - $3,500 Fiscal Year Ending September 30, 2005 - $3,500

           The nature of the services relate to agreed upon procedures pertaining to AMPS

           (c) Tax Fees -     Fiscal Year Ending September 30, 2006 - $6,000
                              Fiscal Year Ending September 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending September 30, 2006 - $3,050,250
               Fiscal Year Ending September 30, 2005 - $9,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           James H. Bodurtha
           Kenneth A. Froot
           Joe Grills
           Herbert I. London
           Roberta Cooper Ramo
           Robert S. Salomon, Jr.
           Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures
           ------------------------------------

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2006.

           (a)(1) BlackRock MuniHoldings Insured Fund II, Inc. is managed by a team of investment professionals comprised of Robert D. Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Sneeden is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Sneeden has been the Fund's portfolio manager since 2006.

                  Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (""MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

                  Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

                  Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

           (a)(2) As of October 2, 2006:



                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
     (i) Name of         Registered       Other Pooled                     Registered      Other Pooled
     Portfolio           Investment        Investment       Other          Investment       Investment       Other
     Manager             Companies          Vehicles       Accounts        Companies         Vehicles       Accounts
     Robert
     Sneeden                       12              0              0                0                 0             0
                     $  1,951,139,389        $     0        $     0          $     0     $           0       $     0

     Theodore R.
     Jaeckel, Jr                   83              0              0                0                 1             0
                     $ 23,551,736,104        $     0        $     0          $     0     $  24,249,082       $     0

     Walter
     O'Connor                      83              0              0                0                 0             0
                     $ 23,551,736,104        $     0        $     0          $     0     $           0       $     0

            (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3)  As of September 30, 2006:

       Portfolio Manager Compensation

       The Portfolio Manager Compensation Program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

       Compensation Program

       The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

       Base Salary

       Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

       Performance-Based Compensation

       BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of national insured municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

       Cash Bonus

       Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

       A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

       Other Compensation Programs

       Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

       Other Benefits

       Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

       (a)(4)  Beneficial Ownership of Securities.    As of October 2, 2006,
               none of Messrs. Jaeckel, O'Connor or Sneeden beneficially owns any stock issued by the Fund.


Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of May 18, 2007 the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR/A was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated restatements of financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

           Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

           Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

           A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

           Subsequent to the initial filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at September 30, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended September 30, 2006, including prior periods where applicable, were restated to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. The restatement had no impact on net assets, net asset value per share or total return.

           Subsequent to September 30, 2006 but prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at May 18, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to September 30, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniHoldings Insured Fund II, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: June 7, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: June 7, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniHoldings Insured Fund II, Inc.


Date: June 7, 2007